Exhibit 10.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 6

2. AMENDMENT/MODIFICATION NO. 036	3. EFFECTIVE DATE 01/04/2016	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE: 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                  copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule	Net Increase: [*]

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify Clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

By Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the following into the ACN-13-FX contract:

A) Effective with the January 2016 Operating Period (OP 28), the aviation supplier will accept [*] cubic feet per week at distribution by day of week, origin and destination as set out in Attachment 18, Volume Acceptance Worksheet.

B) The Required Delivery Times (RDT) for First Class Mail to markets identified in Attachment 19, First Class Mail Required Delivery Times will be adjusted for up to 20% of the market volumes by operating day and will be mutually agreed upon as part of the planning process.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Brian Mckain

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 08/28/15	16B. CONTRACT AUTHORITY /s/ BRIAN MCKAIN (Signature of Contracting Officer)	16C. DATE SIGNED 08/31/15

*Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page Of 2 6

CONTRACT/ORDER NO. ACN-13-FX/036	AWARD/ EFFECTIVE DATE 01/04/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

C) Lines 573 – 575 of the Ordering Process – Non-Peak – Day Network section will be changed as follows:

FROM:

[*]

TO:

[*]

D) The aviation supplier will make an additional [*] cubic feet per day available to the Postal Service during Peak beginning with Peak 2016. Peak Tier Five pricing will apply to Peak Season 2015 and 2016. The contracting parties will discuss possible adjustments to the pricing and distribution of the additional volume beginning with Peak Season 2017.

Therefore, lines 624 – 625 of the Ordering Process – Peak – Day Network section will change as follows:

FROM:
The aviation supplier will make available at least [*] cubic feet of capacity per week for the Peak Operating Period for the Day Network. TO: Continued…

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page Of 3 6

CONTRACT/ORDER NO. ACN-13-FX/036	AWARD/ EFFECTIVE DATE 01/04/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

The aviation supplier will make available at least [*] cubic feet of capacity per week for the Peak Operating Period for the Day Network.

E) The following is inserted at Line 640, Section: Ordering Process – Peak – Day Network:

If either party is more than 10 days late in providing the requests and responses set forth in this paragraph, the other party may elect to use the preceding year’s Peak Planned Capacity for the Peak period in question.

F) Lines 831 – 835, Reduction of Payment Section shall be changed

FROM:

a. All Handling Units delivered up to thirty (30) minutes late will be subject to a [*]% reduction of the Transportation Payment.

b. All Handling Units delivered from thirty-one (31) minutes up to one (1) hour to late will be subject to a [*]% reduction of the Transportation Payment.

TO:

a. All Handling Units delivered up to thirty (30) minutes late will not be considered for purposes of calculating reduction of the Transportation Payment, but will be considered in the overall service calculation.

b. All Handing Units delivered from thirty-one (31) minutes up to one (1) hour to late will be subject to a [*]% reduction of the Transportation Payment.

G) The table listed on line 2552, under Clause 4-1: General Terms and Conditions (July 2007) (Tailored), Section d. Termination on Notice will be change to reflect [*] as updated in the attached updated contract language.

Continued…

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page Of 4 6

CONTRACT/ORDER NO. ACN-13-FX/036	AWARD/ EFFECTIVE DATE 01/04/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

H) The following has been added at Line 2572:

If the Postal Service terminates the contract under this provision, the Postal Service guarantees to provide the aviation supplier a volume commitment through the effective date of the termination of not less than the daily average volume offered in the two most recently completed Operating Periods prior to the date of the receipt of the notice of termination, or, it two Operating Periods have not been completed when the notice of termination is received, the daily average volume offered shall at least equal to the average daily volume prior to the receipt of the written notice of termination.

I) Attachment 3, Operating Plan, Day Network is

update to include adjustments to the following Destinating Operation RDTs:

[*] have been [*] at ICT and the Required Delivery Time has changed from

[*]

[*] minutes have been [*] at SHV and the Required Delivery Time has changed from

[*]

[*] minutes have been [*] at BTS/CRW and the Required Delivery Time has changed from

[*]

[*] minutes have been [*] at ORF and the Required Delivery Time has changed from

[*]

J) The Required Delivery Times for 25% of the destination volume for the following locations will be adjusted when served as point-to-point flights as follows:

[*] have been [*] at OAK – ORD and the Required Delivery Time has changed from

[*]

[*] have been [*] at EWR – DFW and the Required Delivery Time has changed from [*] [*] have been [*] at OAK – DFW and the Required Delivery Time has changed from [*] Continued…

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page Of 5 6

CONTRACT/ORDER NO. ACN-13-FX/036	AWARD/ EFFECTIVE DATE 01/04/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

[*]

[*] have been [*] at OAK – ATL and the Required Delivery Time has changed from [*]

K) The RDTs for the last 25% of the destination volume for the following fly-truck combinations will be [*] as follows:

Truck to or from OAK to or from SFO

[*]

Truck to or from OAK to or from SMF

[*]

Truck to or from LAX to or from ONT

[*]

L) Attachment 3, Operating Plan, Day Network is update to include adjustments to the following Origin Tender Times:

BOI [*] from [*]

(Sunday Only)

GEG [*] from [*]

(Sunday Only)

OMA [*] from [*]

(Sunday Only)

SDF [*] from [*]

(Daily)

M) The RDTs for the following locations will be adjusted when served as the second stop on multi-stop flights:

BIL [*] from [*]

MIA [*] from [*] (except PBI)

MSP [*] from [*]

PHL [*] from [*] (except MDT)

N) An updated Attachment 10 has been included.

O) The Postal Service will establish goals and develop action plans to increase the bypass rate to 25% on Tuesday – Saturday and 15% on Sunday. The Postal Service will communicate these plans with their field operations and the Terminal

Continued…

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	Page Of 6 6

CONTRACT/ORDER NO. ACN-13-FX/036	AWARD/ EFFECTIVE DATE 01/04/2016	MASTER/AGENCY CONTRACT NO	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO.	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

Handling Supplier (THS) stressing the importance of increasing bypass rates.

P) The Postal Service agrees to include the aviation supplier in the early stages of all performance measurement and billing system modifications to allow joint programming changes.

The Postal Service will allow the aviation supplier a commercially reasonable amount of time to make all required changes to the aviation supplier’s systems prior to implementation.

All other terms and conditions remain the same.

Sub Rept Req’d: Y Carrier Code: FX Route Termini

S: Various Route Termini End: Various Payment Terms:

SEE CONTRACT

Delivery: 12/01/2014

Discount Terms:

See Schedule

Accounting Info:

BFN: 670167

FOB: Destination

Period of Performance: 12/01/2014 to 09/30/2020

Change Item 1 to read as follows:

1	Day Network				[*]
Account Number: 53503 This is for estimation purposes only and is not a guarantee of contract value.

* Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Attachment 10	1-Jun-15

[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TW ORIGIN FORECAST COMPARISON				RF		Sat		Sun

Location Type	Market	DJan15Orig Sub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume
Orig	ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BFM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	GTF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	HTS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Orig	ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LCK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Orig	SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SGF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Orig	TOTAL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Note - TUS volume is included in PHX, TUL volume is included in OKC, SGF volume is included in MCI, MLI volume is included in STL based on proje

Additional ONT capacity may be provided out of LAX rather than ONT

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

TW DEST FORECAST COMPARISON				RF		Sat		Sun

Location Type	Market	DJan15Ori gSub.xls Forecast CU FT	Percent of Total Volume	DJan15OrigS ub.xls Forecast CU FT	Percent of Total Volume	DJan15OrigS ub.xls Forecast CU FT	% DIFF	DJan15OrigS ub.xls Forecast CU FT	% DIFF
Dest	ABQ	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ANC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ATL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	AUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BDL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BFM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BHM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BIL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BNA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BOI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BOS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	BWI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	CLE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	CLT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	CVG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DEN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DFW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DSM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	DTW	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ELP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	EWR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	FSD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GEG	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GRR	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GSO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	GTF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	HNL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	HTS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	IAD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	IAH	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Dest	ICT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	IND	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	JAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	JAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	JFK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LAS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LAX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LBB	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LCK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	LIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MCI	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MCO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MEM	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MHT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MIA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MKE	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MSP	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	MSY	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	OAK	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	OKC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	OMA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ONT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ORD	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ORF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PDX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PHL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PHX	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	PIT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	RDU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	RIC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	RNO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	ROC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SAN	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SAT	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SDF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SEA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Dest	SFO	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SGF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SHV	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SJU	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SLC	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	SMF	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	STL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TPA	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TUL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TUS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TYS	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Dest	TOTAL	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

cted Postal closures

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMC	RDT Needed for 0800 at all plants
ABQ	[*]
ANC	[*]
ATL	[*]
AUS	[*]
BDL	[*]
BHM	[*]
BIL	[*]
BNA	[*]
BOI	[*]
BOS	[*]
BWI	[*]
CLE	[*]
CLT	[*]
CMH	[*]
CRW	[*]
CVG	[*]
DEN	[*]
DFW	[*]
DSM	[*]
DTW	[*]
ELP	[*]
EWR	[*]
FSD	[*]
GEG	[*]
GFK	[*]
GRR	[*]
GSO	[*]
GTF	[*]
HNL	[*]
IAD	[*]
IAH	[*]
ICT	[*]
IND	[*]
JAN	[*]
JAX	[*]
JFK	[*]
LAS	[*]
LAX	[*]
LBB	[*]
LIT	[*]
MCI	[*]
MCO	[*]
MEM	[*]
MHT	[*]
MIA	[*]
MKE	[*]
MLI	[*]
MOB	[*]
MSP	[*]
MSY	[*]
OAK	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

OKC	[*]
OMA	[*]
ONT	[*]
ORD	[*]
PDX	[*]
PHL	[*]
PHX	[*]
PIT	[*]
RDU	[*]
RIC	[*]
RNO	[*]
ROC	[*]
SAN	[*]
SAT	[*]
SDF	[*]
SEA	[*]
SFO	[*]
SGF	[*]
SHV	[*]
SJU	[*]
SLC	[*]
SMF	[*]
SPI	[*]
STL	[*]
TPA	[*]
TUL	[*]
TYS	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.